Exhibit 99.1

Behringer Harvard Opportunity REIT I, Inc. 2010 Third Quarter Update 12600 Whitewater in Minnetonka, MN

Forward-Looking Statements This presentation contains forward-looking statements relating to the business and financial outlook of certain Behringer Harvard programs that are based on our current expectations, estimates, forecasts, and projections and are not guarantees of future performance. Forward-looking statements can generally be identified by the use of forward-looking terminology, such as “may,” “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “would,” “could,” “should,” and variations of these words and similar expressions. Actual results may differ materially from those expressed in these forward-looking statements, and you should not place undue reliance on any such statements. Risks that could cause actual results to vary materially from those expressed in forward-looking statements include, but are not limited to, market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the availability of cash flow from operating activities for distributions and capital expenditures; a decrease in the level of participation under our distribution reinvestment plan; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; the need to invest additional equity in connection with debt refinancing as a result of reduced asset values and requirements to reduce overall leverage; future increases in interest rates; our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise; impairment charges; our ability to retain our executive officers and other key personnel of our advisor, our property manager, and their affiliates; conflicts of interest arising out of our relationships with our advisor and its affiliates; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. These risks may impact a real estate program’s ability to make distributions as stated in the current prospectus. Real estate investment programs are not suitable for all investors. Refer to the prospectus for a more detailed discussion of risks and suitability standards in your state. Forward-looking statements in this presentation speak only as of the date on which such statements were made, and we undertake no obligation to update any such statements that may become untrue because of subsequent events. We claim the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com

Agenda Economic Overview Planned Disposition Phase Noteworthy Events Financial Review Debt Maturity Schedule Asset Updates Wrap Up Questions Northpoint Central in Houston, TX

Economic Overview Economic recovery remains intact Some private sector job growth, but unemployment remains stubbornly high Positive GDP growth for five consecutive quarters Economic activity in the manufacturing sector has expanded 15 consecutive months (though October 2010) Retail sales improving but consumer confidence is still weak Overall corporate profits are sharply higher Temporary employment, historically a good leading indicator in the labor market, has been strong Commercial real estate fundamentals improving faster for property types highly levered to the economy i.e. apartments and hotels Cap rate compression across all major property types but largest value recovery is in super-core properties Bent Tree Green in Dallas, TX

Occupancy Rates of Portfolio Properties Average Historical Occupancy by Product Type Sept. 30, 2008 Sept. 30, 2009 Sept. 30, 2010 Office 83.9% 82.8% 84.1% Multifamily 72.8% 84.9% 93.4% Hospitality 59.2% 56.3% 62.8%

Noteworthy Events Completed sale of GrandMarc at The Corner, our UVA student housing project Signed letter of intent for sale of 12600 Whitewater Regency Center and Northpoint Central in Houston have been listed for sale Plan to use sale proceeds from 12600 Whitewater and Houston properties to pay down line of credit Converted Tanglewood at Voss mezzanine position to equity, extended debt Anticipate closing on loan for Cinemark theater at Frisco Square in the near future Negotiating contract for 6-acre land sale for medical office building at Frisco Square Northborough Tower in Houston, TX

Portfolio Level Cash As of September 30, 2010, Opportunity REIT I had an unrestricted cash balance of $3.5 million Property Level Cash In addition, $3.1 million of restricted cash is held at the property level for interest payments under certain loan agreements, taxes, leasing, capital improvements, and repair and maintenance costs at a number of our operating properties Plus, an additional $8.8 million of unconsolidated cash related to the 800 Building at the Santa Clara Tech Center is reserved for capital improvements Timing of cash needs is a major focus Tenant improvements and leasing commissions Liquidity Opportunity REIT I, Inc. Chase Park Plaza in St. Louis, MO

Santa Clara Joint Venture Different accounting treatment for the two JVs 700/750 Buildings– continue to consolidate 800 Building– equity method Gain on deconsolidation of 800 Building to equity method – $3.9 million Tanglewood at Voss Converted mezzanine loan to 100% equity interest Assumed $39.5 million senior loan Treated as troubled debt restructuring – recognized loss of $5 million Ferncroft Corporate Center Transferred ownership to lender pursuant to deed-in-lieu on August 17 Treated as discontinued operations, which included loss on extinguishment of debt of $2.3 million Impairments Regency Center – $1.8 million Crossroads – $8.1 million Royal Island – $6.3 million Chase Park condominium inventory – $4.8 million Third Quarter 2010 Transactions and Events

Modified Funds from Operations* Q3 MFFO of $(3.4 million), or $(0.06) per share is related to: Increased interest expense associated with replacement and extension of Santa Clara Tech Center loans Decision to expense, rather than capitalize, development costs on Royal Island Frisco Square in Frisco, TX *For a reconciliation of Modified Funds from Operations to Net Income, refer to Current Report on Form 8-K filed November 30, 2010

1As of September 30, 2010. 2These assets are included in the Central Europe Portfolio. Behringer Harvard Opportunity REIT I, Inc. is neither the obligor nor the guarantor Schedule of Debt Maturities Through September 30, 2011 Debt Maturities Property Current Loan Amount1 Maturity Date Extension Options Chase Park Plaza Hotel $77.5 M 2/15/11 Two 1-year options Chase – Private Residences $9.1 M 2/15/11 Two 1-year options Senior Secured Credit Facility $70.1 M 2/13/11 Two 1-year options Tesco & Lynka2 $20.4 M 2/28/11 None Becket House – RBS $18.5 M 3/9/11 None Crossroads $25.3 M 6/30/11 Two 1-year options Frisco Square I (Land) $23.2 M 7/28/11 One 1-year option Frisco Square II $7.8 M 7/28/11 Two 1-year options Frisco Square III $8.5 M 7/28/11 Two 1-year options Frisco Square IV $14.6 M 7/28/11 Two 1-year options

GrandMarc at The Corner Sold our 50% interest on October 22 Aggregate sale price was $45.5 million REIT’s proceeds were $8.8 million University of Virginia, Charlottesville, Virginia GrandMarc at the Corner in Charlottesville, VA

12600 Whitewater Expect to close sale by December 31, 2010 Expect positive ROI 100% leased Stable rent roll – good time to sell 12600 Whitewater Dr., Minnetonka, Minnesota Santa Clara Tech Center, Santa Clara, CA 12600 Whitewater in Minnetonka, MN

60% occupied, from 49% Insufficient ROI from incremental investment Plan to sell, pay down line of credit Houston Properties 94% occupied Well located Limited lease rollover in coming years 2011 is good time to sell Northpoint Central 89% occupied Well located Limited lease rollover in coming years 2011 is good time to sell Regency Center 2603 Augusta

Las Colinas Commons Finalizing major long-term lease Few expiring leases in next several years 2011 is good time to sell Las Colinas Commons—Irving, Texas Las Colinas Commons, Irving, TX

GrandMarc at Westberry Place 95% leased Focus on filling first-floor retail vacancies Several new leases are pending Plan to market for sale in Q3 2011 Texas Christian University—Fort Worth, Texas GrandMarc at Westberry Place, Fort Worth, TX

12600 Whitewater


Alexan Black Mountain


Chase Park Plaza


Bent Tree Green


Las Colinas Commons


Santa Clara Tech Center


5000 South Bowen


Frisco Square


2603 Augusta


Regency Center


Northpoint Central


Northborough Tower


Crossroads


Rio Salado Business Center


GrandMarc at Westberry Place


Central European Portfolio


Royal Island


The Lodge & Spa at Cordillera


Becket House


Tanglewood at Voss

The properties depicted are all a part of the investment portfolio of Behringer Harvard Opportunity REIT I, Inc.

BehringerHarvard
OPPORTUNITY REIT I, INC.

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© 2010 Behringer Harvard

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com